Exhibit 99.01

Shutterfly Announces Second Quarter 2011 Financial Results

Net revenues increase 62% year-over-year to $75.8 million
PP&S net revenues increase 85% year-over-year to $58.5 million
Company increases FY 2011 net revenue and EBITDA profitability outlook

REDWOOD CITY, July  27, 2011 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the three months ended June 30, 2011.

"Bolstered by contributions from our Tiny Prints acquisition, Cards & Stationery and Photo Books once again fueled our strong second quarter performance, reinforcing what we believe is a winning combination of our two companies,” said President and Chief Executive Officer Jeffrey Housenbold. “Our multi-brand strategy combined with our loyal and growing customer base is strengthening our leading position in the online personal expression and photo publishing market.”

Second Quarter 2011 Financial Highlights

●	Net revenues increased 62% year-over-year to $75.8 million.
●	Personalized Products & Services (PP&S) net revenues increased 85% year-over-year to $58.5 million.
●	Net revenues from Prints increased 1% year-over-year to $14.5 million.
●	Commercial Print net revenues totaled $2.8 million.
●	Gross profit margin was 47.4% of net revenues, compared to 50.5% in Q2 2010.
●	GAAP net loss was ($3.6) million, compared to ($5.9) million in Q2 2010.
●	GAAP net loss per share was ($0.11), compared to ($0.22) in Q2 2010.
●	Adjusted EBITDA was ($0.3) million, compared to $1.2 million in Q2 2010.
●	At June 30, 2011, cash and cash equivalents totaled $75.9 million.

Second Quarter 2011 Operating Metrics

Shutterfly

●	Existing customers generated 72% of consumer net revenues.
●	Transacting customers totaled 1.4 million, a 26% year-over-year increase.
●	Orders totaled 2.2 million, a 24% year-over-year increase.
●	Average order value was $26.10, a 2% year-over-year increase.
Tiny Prints (Pro Forma for the full quarter ended June 30, 2011)
●	Existing customers generated 36% of Tiny Prints net revenues.
●	Transacting customers totaled 224 thousand, a 67% year-over-year increase.
●	Orders totaled 362 thousand, a 124% year-over-year increase.
●	Average order value was $56.43; $112.13 excluding 1:1 greeting cards, a 12% year-over-year increase.

Recent Operating Highlights

●	Tiny Prints acquisition already proving successful, evidenced by its 44% year-over-year pro forma second quarter revenue growth, expanding customer base and improvements in key metrics.
●	Made significant progress on Tiny Prints integration, completing the 2011 manufacturing transition plan, migrating Finance and HR systems and coordinating key marketing and merchandising strategies.
●
Introduced the All New Custom Path photo book creation experience, which gives consumers full creative control to tell their story with more designs and the ability to access photos from multiple sources.

●	New and improved Share Site welcome page and site creation path, with an “Events and Celebrations” category, sample sites, larger previews and easier site selection and development.
●	Updates to the Cards & Stationery shopping experience with icon-based navigation, Quick View launching point and infinite scrolling features to facilitate ease of browsing.

Business Outlook

Third Quarter 2011

●	Net revenues to range from $73 million to $75 million.
●	GAAP gross profit margin to range from 45% to 46% of net revenues.
●	Non-GAAP gross profit margin to range from 47.5% to 48.5% of net revenues.
●	GAAP operating loss to range from ($25) million to ($28) million.
●	Non-GAAP operating loss to range from ($11) million to ($14) million.
●	GAAP effective tax rate to range from 45% to 55%.
●	GAAP net loss per share to range from ($0.32) to ($0.44).
●	Weighted average shares of approximately 34.8 million.
●	Adjusted EBITDA loss to range from ($6) million to ($7) million.

Full Year 2011

●	Net revenues to range from $475 million to $485 million.
●	GAAP gross profit margin to range from 54.5% to 55.5% of net revenues.
●	Non-GAAP gross profit margin to range from 56.2% to 57.2% of net revenues.
●	GAAP operating income to range from $18 million to $25 million.
●	Non-GAAP operating income to range from $67.5 million to $74.5 million.
●	GAAP effective tax rate to range from 25% to 35%.
●	GAAP diluted net income per share to range from $0.38 to $0.46.
●	Weighted average diluted shares of 35.5 million.
●	Adjusted EBITDA to range from 18.7% to 19.7% of net revenues.
●	Capital expenditures to range from 7.0% to 7.5% of net revenues.

Notes to Second Quarter 2011 Financial Results and Business Outlook

Unless otherwise stated, all financial measures include the effects of the Tiny Prints acquisition effective April 25, 2011.

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Personalized Products and Services (“PP&S”) net revenues primarily include Photo Books, Stationery and folded Greeting Cards, Calendars and Photo-based Merchandise. PP&S also includes net revenues from advertising and sponsorship programs..

Print net revenues consist of photo prints in Wallet, 2x6, 4x6, 5x7, 8x10 and various large format sizes; as well as personalized Photo Cards manufactured using a silver halide process.

Commercial Print net revenues are excluded from PP&S and Print revenues, and primarily include variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Commercial Print) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Second Quarter 2011 Conference Call

Management will review the second quarter 2011 financial results and its outlook for the third quarter and full year 2011 on a conference call on Wednesday, July 27, 2011 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slide presentation, please visit http://www.shutterfly.com in the Investor Relations area, found in the "About Us" section. Click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, August 11, 2011. To hear the replay, please dial 706-645-9291, replay passcode 80980083.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the third quarter and full year 2011 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended March 31, 2011, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing company and operates Shutterfly.com, Tiny Prints.com and Weddingpaperdivas.com. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books. Shutterfly was recently named one of the top 25 Best Midsized Companies to Work For by the Great Place to Work Institute. More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Annie Leschin, 650-610-3567 aleschin@shutterfly.com Vanessa Lehr vlehr@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Net revenues	$75,764	$46,807	$132,993	$92,549
Cost of net revenues	39,881	23,179	69,427	45,757
Gross profit	35,883	23,628	63,566	46,792
Operating expenses:
Technology and development	16,971	12,477	30,084	24,646
Sales and marketing	24,930	11,311	39,195	21,468
General and administrative	15,522	9,620	28,813	18,421
Total operating expenses	57,423	33,408	98,092	64,535
Loss from operations	(21,540)	(9,780)	(34,526)	(17,743)
Interest expense	-	(21)	-	(42)
Interest and other income, net	6	194	20	436
Loss before income taxes	(21,534)	(9,607)	(34,506)	(17,349)
Benefit from income taxes	17,884	3,722	23,096	6,733
Net loss	$(3,650)	$(5,885)	$(11,410)	$(10,616)

Net loss per share - basic and diluted	$(0.11)	$(0.22)	$(0.37)	$(0.40)

Weighted-average shares outstanding - basic and diluted	33,160	26,952	30,917	26,595

Stock-based compensation is allocated as follows:

Cost of net revenues	$754	$129	$929	$260
Technology and development	2,752	756	3,666	1,557
Sales and marketing	4,156	966	5,517	2,068
General and administrative	4,437	2,208	7,222	4,548
	$12,099	$4,059	$17,334	$8,433

Shutterfly, Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	June 30,	December 31,
	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$75,935	$252,244
Accounts receivable, net	5,606	4,845
Inventories	3,181	3,580
Deferred tax asset, current portion	327	3,582
Prepaid expenses and other current assets	46,631	6,934
Total current assets	131,680	271,185
Property and equipment, net	46,531	39,726
Intangible assets, net	102,376	5,672
Goodwill	342,730	11,163
Deferred tax asset, net of current portion	-	11,314
Other assets	5,330	4,770
Total assets	$628,647	$343,830

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,678	$22,341
Accrued liabilities	24,733	38,831
Deferred revenue	10,431	9,731
Total current liabilities	39,842	70,903
Deferred tax liability	17,681	-
Other liabilities	5,159	3,320
Total liabilities	62,682	74,223

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 34,414 and
27,957 shares issued and outstanding at June 30, 2011 and
December 31, 2010, respectively	3	3
Additional paid-in-capital	571,494	263,726
Accumulated earnings (deficit)	(5,532)	5,878
Total stockholders' equity	565,965	269,607
Total liabilities and stockholders' equity	$628,647	$343,830

Shutterfly, Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Six Months Ended
	June 30,
	2011	2010

Cash flows from operating activities:
Net loss	$(11,410)	$(10,616)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	10,786	12,680
Amortization of intangible assets	4,206	1,289
Stock-based compensation, net of forfeitures	17,334	8,433
Loss/(gain) on disposal of property and equipment	11	(88)
Deferred income taxes	-	(3,285)
Tax benefit from stock-based compensation	11,585	3,710
Excess tax benefits from stock-based compensation	(11,607)	(4,102)
Changes in operating assets and liabilities:
Accounts receivable, net	185	2,575
Inventories	1,311	484
Prepaid expenses and other current assets	(38,149)	(7,905)
Other assets	(887)	(58)
Accounts payable	(20,786)	(6,727)
Accrued and other liabilities	(20,787)	(19,207)
Deferred revenue	194	(346)
Net cash used in operating activities	(58,014)	(23,163)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(134,036)	-
Purchases of property and equipment	(9,064)	(8,630)
Capitalization of software and website development costs	(5,044)	(2,049)
Proceeds from sale of equipment	20	77
Proceeds from the sale of auction rate securities	-	21,575
Net cash provided by (used in) investing activities	(148,124)	10,973

Cash flows from financing activities:
Principal payments of capital lease obligations	(5)	(6)
Proceeds from issuance of common stock upon exercise of stock options	18,227	7,884
Excess tax benefits from stock-based compensation	11,607	4,102
Net cash provided by financing activities	29,829	11,980

Net decrease in cash and cash equivalents	(176,309)	(210)
Cash and cash equivalents, beginning of period	252,244	132,812
Cash and cash equivalents, end of period	$75,935	$132,602

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	$193	$914

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	June 30,
	2011		2010

User Metrics - Shutterfly

Customers	1,413,143		1,117,960
year-over-year growth	26%		18%

Orders	2,234,840		1,801,740
year-over-year growth	24%		9%

Average order value	$26.10		$25.56
year-over-year growth	2%		11%

Average orders per customer	1.6	x	1.6	x

Average order value excludes commercial printing revenue.

	Pro Forma
	Three Months Ended
	June 30,
	2011		2010

User Metrics - Tiny Prints
(Pro Forma for the full Quarter ended June 30, 2011)

Customers	224,276		134,269
year-over-year growth	67%

Orders	362,211		161,836
year-over-year growth	124%

Average order value (excluding 1:1 greeting cards)	$112.13		$100.17
year-over-year growth	12%

Average orders per customer	1.6	x	1.2	x

Shutterfly, Inc. Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures (In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending September 30, 2011

Net revenues	$73.0	$75.0	-	-		$73.0	$75.0
Gross profit margin	45.0%	46.0%	2.5%	2.5%	[a]	47.5%	48.5%
Operating loss	$(28.0)	$(25.0)	$14.0	$14.0	[b]	$(14.0)	$(11.0)
Operating margin	(38%)	(33%)	19%	18%	[b]	(19%)	(15%)

Stock-based compensation	$9.8	$9.8	$9.8	$9.8		-	-
Amortization of intangible assets	$3.9	$3.9	$3.9	$3.9		-	-

Adjusted EBITDA*						$(7.0)	$(6.0)

Diluted loss per share	$(0.44)	$(0.32)
Diluted shares	34.8	34.8
Effective tax rate	45%	55%

Twelve Months Ending December 31, 2011

Net revenues	$475.0	$485.0	-	-		$475.0	$485.0
Gross profit margin	54.5%	55.5%	1.7%	1.7%	[c]	56.2%	57.2%
Operating income	$18.0	$25.0	$49.5	$49.5	[d]	$67.5	$74.5
Operating margin	4%	5%	10%	10%	[d]	14%	15%

Stock-based compensation	$37.2	$37.2	$37.2	$37.2		-	-
Amortization of intangible assets	$12.3	$12.3	$12.3	$12.3		-	-

Adjusted EBITDA*						$89	$96
Adjusted EBITDA* margin						18.7%	19.7%

Diluted earnings per share	$0.38	$0.46
Diluted shares	35.5	35.5
Effective tax rate	25%	35%

Capital expenditures - % of net revenues	7.0%	7.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $1.4 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $9.8 million and amortization of purchased intangible assets of approximately $3.9 million
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $2.0 million and amortization of purchased intangible assets of approximately $4.9 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $37.2 million and amortization of purchasedintangible assets of approximately $12.3 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2010

GAAP gross profit	$23,164	$23,628	$24,052	$102,372	$27,683	$35,883	$173,216
Stock-based compensation	131	129	120	128	175	754	508
Amortization of intangible assets	556	552	541	646	611	1,345	2,295

Non-GAAP gross profit	$23,851	$24,309	$24,713	$103,146	$28,469	$37,982	$176,019

Non-GAAP gross profit margin	52%	52%	50%	62%	50%	50%	57%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2010

GAAP operating income (loss)	$(7,963)	$(9,780)	$(7,977)	$50,495	$(12,986)	$(21,540)	$24,775
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	16,366
Amortization of intangible assets	647	642	603	651	719	3,487	2,543

Non-GAAP operating income (loss)	$(2,942)	$(5,079)	$(3,508)	$55,213	$(7,032)	$(5,954)	$43,684

Non-GAAP operating margin	(6%)	(11%)	(7%)	33%	(12%)	(8%)	14%

Shutterfly, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2010

GAAP net income (loss)	$(4,731)	$(5,885)	$(4,770)	$32,513	$(7,760)	$(3,650)	$17,127
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	16,366
Amortization of intangible assets	647	642	603	651	719	3,487	2,543
Related income taxes	(2,028)	(1,945)	(1,908)	(2,064)	(2,587)	(15,862)	(7,945)

Non-GAAP net income (loss)	$(1,738)	$(3,129)	$(2,209)	$35,167	$(4,393)	$(3,926)	$28,091

Diluted net income (loss) per share:
GAAP	$(0.18)	$(0.22)	$(0.17)	$1.09	$(0.27)	$(0.11)	$0.59
Non-GAAP	$(0.07)	$(0.12)	$(0.08)	$1.18	$(0.15)	$(0.12)	$0.96

Shares used in GAAP and non- GAAP diluted net income (loss)
per-share calculation	26,238	26,952	27,292	29,924	28,674	33,160	29,249

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2010

GAAP benefit (provision) for income taxes	$3,011	$3,722	$3,181	$(18,002)	$5,212	$17,884	$(8,088)
Income taxes associated with certain non-GAAP entries	(2,028)	(1,945)	(1,908)	(2,064)	(2,587)	(15,862)	(7,945)

Non-GAAP benefit (provision) for income taxes	$983	$1,777	$1,273	$(20,066)	$2,625	$2,022	$(16,033)

GAAP income (loss) before income taxes	$(7,742)	$(9,607)	$(7,951)	$50,515	$(12,972)	$(21,534)	$25,215
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	16,366
Amortization of intangible assets	647	642	603	651	719	3,487	2,543

Non-GAAP income (loss) before income taxes	$(2,721)	$(4,906)	$(3,482)	$55,233	$(7,018)	$(5,948)	$44,124

GAAP effective tax rate	39%	39%	40%	36%	40%	83%	32%

Non-GAAP effective tax rate	36%	36%	37%	36%	37%	34%	36%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2010

GAAP net income (loss)	$(4,731)	$(5,885)	$(4,770)	$32,513	$(7,760)	$(3,650)	$17,127
Interest expense	21	21	-	-	-	-	42
Interest and other income, net	(242)	(194)	(26)	(20)	(14)	(6)	(482)
Tax benefit (provision)	(3,011)	(3,722)	(3,181)	18,002	(5,212)	(17,884)	8,088
Depreciation and amortization	7,020	6,949	6,321	5,682	5,833	9,159	25,972
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	16,366

Non-GAAP Adjusted EBITDA	$3,431	$1,228	$2,210	$60,244	$(1,918)	$(282)	$67,113

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2010

Net cash provided by (used in) operating activities	$(28,264)	$5,101	$5,271	$94,053	$(52,849)	(5,165)	$76,161
Interest expense	21	21	-	-	-	-	42
Interest and other income, net	(242)	(194)	(26)	(20)	(14)	(6)	(482)
Tax benefit (provision)	(3,011)	(3,722)	(3,181)	18,002	(5,212)	(17,884)	8,088
Changes in operating assets and liabilities	33,153	(1,969)	(2)	(46,196)	55,702	23,217	(15,014)
Other adjustments	1,774	1,991	148	(5,595)	455	(444)	(1,682)
Non-GAAP Adjusted EBITDA	3,431	1,228	2,210	60,244	(1,918)	(282)	67,113
Less: Purchases of property and equipment	(5,534)	(4,010)	(2,729)	(2,688)	(5,446)	(3,811)	(14,961)
Less: Capitalized technology & development costs	(802)	(1,247)	(2,559)	(2,797)	(2,318)	(2,726)	(7,405)

Free cash flow	$(2,905)	$(4,029)	$(3,078)	$54,759	$(9,682)	$(6,819)	$44,747